                                                                   Exhibit 4(ee)

BEARER                                                 PRINCIPAL AMOUNT
No. FX ___                                             OR FACE AMOUNT
                                                       $________________________
                                                       CUSIP:___________________


               CITIGROUP GLOBAL MARKETS HOLDINGS INC.                COMMON CODE
                              TEMPORARY GLOBAL NOTE
                                  REPRESENTING
                        MEDIUM-TERM SENIOR NOTE, SERIES D
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                  (FIXED RATE)

         THIS SECURITY IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR AN INTEREST IN A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, REPRESENTING (AND EXCHANGEABLE FOR) INDIVIDUAL BEARER NOTES. THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165 (j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                     Original Issue Date:

Interest Rate:                                       Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
         (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                          [ ] Yes  (see attached)   [ ] No

      Optional Payment Currency:
      Designated Exchange Rate:

Interest Payment Dates: Accrue to Pay:       [ ] Yes                   [ ] No

Indexed Principal Note:                      [ ] Yes  (see attached)   [ ] No

Interest Rate Reset: [ ] The Interest Rate may not be changed prior to Stated
                         Maturity.

                     [ ] The Interest Rate may be changed prior to Stated
                         Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:                             [ ] Yes                   [ ] No

Amortization Schedule:

Optional Redemption:                         [ ] Yes                   [ ] No

Optional Redemption Dates:

Redemption Prices:

Bond Yield to Maturity:            Bond Yield to Call:

Optional Repayment:                          [ ] Yes                   [ ] No

Optional Repayment Dates:      Optional Repayment Prices:

Optional Extension of Stated Maturity:       [ ] Yes                   [ ] No

Final Maturity:

Discount Note:                               [ ] Yes                   [ ] No

Total Amount of OID:                Yield to Maturity:

Renewable Note:                              [ ] Yes  (see attached)   [ ] No

Initial Maturity Date:

                 Special Election Interval (if applicable):

                 Amount (if less than entire principal amount) as to which election may be exercised:

If the Specified Currency of this Note is Pounds sterling, the following applies: This instrument constitutes

                                    [ ] commercial paper

                                    [ ] a shorter term debt security

                                    [ ] a longer term debt security

issued in accordance with regulations made under section 4 of the Banking Act 1987. The issuer of this Note is Citigroup Global Markets Holdings Inc., which is not an authorized institution or a European authorized institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulation
1997). Repayment of the principal and payment of any interest or premium in connection with this Note has not been guaranteed.

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

         CITIGROUP GLOBAL MARKETS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein and (b) accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, annually in arrears (unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith) on the Interest Payment Dates specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith and at Stated Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof; but, in the case of principal, only after exchange of this Note for interests in a Permanent Global Note, as provided herein and in the Indenture (as defined on the reverse hereof) and, in the case of interest due on or before the exchange of this Note for interests in a Permanent Global Note, any interest payable will be paid to each of Euroclear and Clearstream (as defined below) with respect to that portion of this Note held for its account, but only upon receipt in each case, as of the relevant Interest Payment Date, of a Certificate of Non-U.S. Beneficial Ownership (as defined on the reverse hereof). Each of Euroclear and Clearstream will undertake in such circumstances to credit such interest received by it in respect of this Note to the respective accounts having an interest therein. Unless otherwise specified herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed.

         For purposes of this Note, "Business Day" means: (i) with respect to any Registered Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close; (ii) with respect to Registered Notes having a specified currency other than U.S. dollars only, other than Registered Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; (iii) with respect to Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "TARGET Business Day"); and (iv) with respect to any determination by the exchange rate agent (as defined below) of an exchange rate pursuant to notes having a specified currency other than U.S. dollars, any such day on which banking institutions and foreign exchange markets settle payments in New York City and London (an "Exchange Rate Business Day").

         As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, and Zurich, respectively.

         If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

         The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

         This Note will be deposited with a common depositary in London (the "Depositary") for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream International ("Clearstream"), for credit to the accounts designated by or on behalf of the purchasers hereof. On or after the 40th day following the issuance of this Note, beneficial interests in this Note will be exchangeable for interests in a definitive Global Security in bearer form, without Coupons attached (a "Permanent Global Note"), in a denomination equal to the aggregate principal amount of all interests in this Note so exchanged, only upon receipt (at such time or in connection with an Interest Payment Date prior to such day) of a Certificate of Non-U.S. Beneficial Ownership. Each Permanent Global Note will be deposited with the Depositary for credit to the account or accounts designated by or on behalf of the beneficial owner or owners thereof. The beneficial owner of a Bearer Note represented by an interest in a Permanent Global Note may, upon 30 days' notice to the Trustee given through either Euroclear or Clearstream, exchange such interest for one or more individual Bearer Notes, with appropriate Coupons attached, in any authorized denomination or denominations. References herein to "Bearer Notes" shall, except where otherwise indicated, include interests in a Permanent Global Note as well as individual Bearer Notes and any appurtenant Coupons. Upon any exchange of any portion of this Note for an interest in a Permanent Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

         Except as otherwise provided herein or in the Indenture, until exchanged in whole for an interest in a Permanent Global Note, this Note shall in all respects be entitled to the same benefits and be subject to the same terms and conditions of and the Company shall be subject to the same restrictions as those contained on the Permanent Global Note and in the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

         This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as authentication agent.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                      CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                      By__________________________________
                                           Authorized Officer

[Seal]

                                      Attest_______________________________
                                           Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes issued under the within-mentioned Indenture.

Dated:

                                      CITIBANK, N.A., as authentication agent

                                      By______________________________
                                           Authorized Signatory

                                                                   Exhibit 4(ee)

                              (REVERSE OF SECURITY)

                      CITIGROUP GLOBAL MARKETS HOLDINGS INC
                              TEMPORARY GLOBAL NOTE
                                  REPRESENTING
                   MEDIUM-TERM SENIOR NOTE, SERIES D OF ISSUE
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                  (FIXED RATE)

General

         This Note represents one or more Bearer Notes having the same Original Issue Date and otherwise identical in terms of a series of a duly authorized issue of securities of the Company designated as specified in the title hereof, and issued and to be issued in either registered or bearer form under an indenture dated as of December 1, 1988 (the "Indenture"), between the Company and Bank One Trust Company, N.A., as successor trustee (the "Trustee"). This
Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are incorporated herein by reference mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company, the Holder hereof and the Holders of the Bearer Notes represented hereby as if fully set forth herein. Capitalized terms used in this Note that are defined in the Indenture or the Permanent Global Note and are not otherwise defined herein shall have the meanings assigned to them therein.

         Except as set forth on the Permanent Global Note, the principal hereof and any premium and interest hereon will be paid by the Company in such coin or currency as specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"), at the office of any paying agent located outside the United States as the Company may appoint from time to time (the "Paying Agents").

         As used herein, a "Certificate of Non-U.S. Beneficial Ownership" is a certificate, in the form adopted by the Company, as to beneficial ownership by persons other than United States persons or as to other qualifying ownership by or through financial institutions in compliance with applicable U.S. Treasury regulations.

         This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

         All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                   Exhibit 4(ee)

                              SCHEDULE OF EXCHANGES

         The following exchanges of a portion of this Note for interests in a Permanent Global Note and the following payments of interest in respect of this Note have been made.

                                             Principal
                                               Amount
   Date of                                  Exchanged for               Remaining
 Exchange or                               an Interest in               Principal           Notation made
  Interest                Interest          a Permanent                 Amount of           on behalf of
  Payment                   Paid             Global Note                this Note            the Trustee
 -----------              --------         --------------               ---------           -------------
_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

_____________           ___________       _________________           _____________         ____________

BEARER                                                  PRINCIPAL AMOUNT
NO. FL___                                               OR FACE AMOUNT
                                                        $_______________________
                                                        CUSIP: _________________

               CITIGROUP GLOBAL MARKETS HOLDINGS INC.                COMMON CODE
                       TEMPORARY GLOBAL NOTE REPRESENTING
                        MEDIUM-TERM SENIOR NOTE, SERIES D
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                           (FLOATING OR INDEXED RATE)

         THIS SECURITY IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR AN INTEREST IN A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, REPRESENTING (AND EXCHANGEABLE FOR) INDIVIDUAL BEARER NOTES. THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165 (j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                         Original Issue Date:

Initial Interest Rate:                                   Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

        Dual Currency Note:        [ ]  Yes (see  attached)   [ ] No

        Optional Payment Currency:
        Designated Exchange Rate:

Base Rate:  [ ] CD Rate           [ ] Commercial Paper Rate   [ ] Federal Funds
                                                                  Rate
            [ ] LIBOR Telerate     [ ] LIBOR Reuters          [ ] Treasury Rate
            [ ] Treasury Rate      [ ] Prime Rate
                Constant Maturity
            [ ] Eleventh District                             [ ] EURIBOR
                Cost of Funds Rate

                                   [ ] Other (see attached)

Interest Reset Period                                    Index Maturity:
or Interest Reset Dates:

Interest Payment
Dates: Accrue to Pay:              [ ] Yes                    [ ]  No

Indexed Principal Note:            [ ] Yes (see attached)     [ ]  No


Floating Rate:                     [ ] Indexed Interest Rate: [ ] (see attached)


Spread Multiplier:                                            Spread (+/-):

Spread Reset:           [ ] The Spread or Spread Multiplier may
                            not be changed prior to Stated Maturity.

                        [ ] The Spread or Spread Multiplier may be changed prior
                            to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                   Minimum Interest Rate:

Inverse Floating Rate Note:        [ ] Yes  (see attached)   [ ] No

    Initial Fixed Interest Rate:   Reset Fixed Reference Rate

Floating Rate / Fixed Rate Note:   [ ] Yes  (see attached)    [ ] No


Amortizing Note:                   [ ] Yes                    [ ] No

          Amortization Schedule:

Optional Redemption:               [ ] Yes                    [ ] No

          Optional Redemption Dates:

          Redemption Prices:

Bond Yield to Maturity:            Bond Yield to Call:

Optional Repayment:                [ ] Yes                    [ ] No

          Optional Repayment Dates: Optional Repayment Prices:

Optional Extension of              [ ] Yes                    [ ] No
Stated Maturity:

          Final Maturity:

Discount Note:                     [ ] Yes                    [ ] No

          Total Amount of OID:     Yield to Maturity:

Renewable Note:                    [ ] Yes  (see attached)    [ ] No


          Initial Maturity Date:

                   Special Election Interval (if applicable):

                  Amount (if less than entire principal amount)
                     as to which election may be exercised:

If the Specified Currency of this Note is Pounds sterling, the following applies: This instrument constitutes

                                 [ ] commercial paper
                                 [ ] a shorter term debt security
                                 [ ] a longer term debt security

issued in accordance with regulations made under section 4 of the Banking Act 1987. The issuer of this Note is Citigroup Global Markets Holdings Inc., which is not an authorized institution or a

European authorized institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulation 1997). Repayment of the principal and payment of any interest or premium in connection with this Note has not been guaranteed.

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

         CITIGROUP GLOBAL MARKETS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, until, in each case, the Principal Amount or the Face Amount then outstanding is paid or duly provided for in accordance with the terms hereof; but, in the case of principal, only after exchange of this Note for interests in a Permanent Global Note, as provided herein and in the Indenture (as defined on the reverse hereof) and, in the case of interest due on or before the exchange of this Note for interests in a Permanent Global Note, any interest payable will be paid to each of Euroclear and Clearstream (as defined below) with respect to that portion of this Note held for its account, but only upon receipt in each case, as of the relevant Interest Payment Date, of a Certificate of Non-U.S. Beneficial Ownership (as defined on the reverse hereof). Each of Euroclear and Clearstream will undertake in such circumstances to credit such interest received by it in respect of this Note to the respective accounts having an interest therein.

         For purposes of this Note, "Business Day" means: (i) with respect to any Bearer Note, any day that is not a Saturday or Sunday and that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of the Euro shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day means any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market; (iii) with respect to Bearer Notes having any determination by the exchange rate agent (as defined below) of an exchange rate pursuant to notes having a specified currency other than U.S. dollars, a day on which banking institutions and foreign exchange markets settle payments in the City of New York and London (an "Exchange Rate Business Day"); (iv) with respect to Bearer Notes having a specified currency other than U.S. dollars only, other than Bearer Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and (v) with respect to EURIBOR Notes and Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "Target Business Day").

         As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, and Zurich, respectively.

         If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

         This Note will be deposited with a common depositary in London (the "Depositary") for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream International ("Clearstream"), for credit to the accounts designated by or on behalf of the purchasers hereof. On or after the 40th day following the issuance of this Note, beneficial interests in this Note will be exchangeable for interests in a definitive Global Security in bearer form, without Coupons attached (a "Permanent Global Note"), in a denomination equal to the aggregate principal amount of all interests in this Note so exchanged, only upon receipt (at such time or in connection with an Interest Payment Date prior to such day) of a Certificate of Non-U.S. Beneficial Ownership. Each Permanent Global Note will be deposited with the Depositary for credit to the account or accounts designated by or on behalf of the beneficial owner or owners thereof. The beneficial owner of a Bearer Note represented by an interest in a Permanent Global Note may, upon 30 days' notice to the Trustee given through either Euroclear or Clearstream, exchange such interest for one or more individual Bearer Notes, with appropriate Coupons attached, in any authorized denomination or denominations. References herein to "Bearer Notes" shall, except where otherwise indicated, include interests in a Permanent Global Note as well as individual Bearer Notes and any appurtenant Coupons. Upon any exchange of any portion of this Note for an interest in a Permanent Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

         Except as otherwise provided herein or in the Indenture, until exchanged in whole for an interest in a Permanent Global Note, this Note shall in all respects be entitled to the same benefits and be subject to the same terms and conditions of and the Company shall be subject to the same restrictions as those contained on the Permanent Global Note and in the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

         This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as authentication agent.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                 CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                 By _______________________________________
                                      Authorized Officer

[Seal]
                                 Attest____________________________________
                                      Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes issued under the within-mentioned Indenture.

Dated:

                                 CITIBANK, N.A., as authentication agent

                                 By________________________________________
                                      Authorized Signatory

                              (REVERSE OF SECURITY)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                       TEMPORARY GLOBAL NOTE REPRESENTING
                        MEDIUM-TERM SENIOR NOTE, SERIES D
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                           (FLOATING OR INDEXED RATE)

         This Note represents one or more Bearer Notes having the same Original Issue Date and otherwise identical in terms of a series of a duly authorized issue of securities of the Company designated as specified in the title hereof, and issued and to be issued in either registered or bearer form under the Senior Debt Indenture dated as of December 1, 1988 (the "Indenture"), between the Company and Bank One Trust Company, N.A., as successor trustee (the "Trustee"). This Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are incorporated herein by reference mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company, the Holder hereof and the Holders of the Bearer Notes represented hereby as if fully set forth herein. Capitalized terms used in this Note that are defined in the Indenture or the Permanent Global Note and are not otherwise defined herein shall have the meanings assigned to them therein.

         Except as set forth on the Permanent Global Note, the principal hereof and any premium and interest hereon will be paid by the Company in such coin or currency as specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"), at the office of any paying agent located outside the United States as the Company may appoint from time to time (the "Paying Agents").

         As used herein, a "Certificate of Non-U.S. Beneficial Ownership" is a certificate, in the form adopted by the Company, as to beneficial ownership by persons other than United States persons or as to other qualifying ownership by or through financial institutions in compliance with applicable U.S. Treasury regulations.

         This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                              SCHEDULE OF EXCHANGES

         The following exchanges of a portion of this Note for interests in a Permanent Global Note and the following payments of interest in respect of this Note have been made.

                                            Principal
                                             Amount
  Date of                                  Exchanged for              Remaining
Exchange or                               an Interest in              Principal              Notation made
 Interest                Interest          a Permanent                Amount of               on behalf of
 Payment                   Paid            Global Note                this Note               the Trustee
-----------              --------         --------------              ---------              -------------
_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

_____________           __________        _________________         _______________          _____________

BEARER                                                   PRINCIPAL AMOUNT
No. FX ___                                               OR FACE AMOUNT
                                                         $______________________
                                                         CUSIP:_________________

               CITIGROUP GLOBAL MARKETS HOLDINGS INC.                COMMON CODE
                              TEMPORARY GLOBAL NOTE
                                  REPRESENTING
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                  (FIXED RATE)

         THIS SECURITY IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR AN INTEREST IN A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, REPRESENTING (AND EXCHANGEABLE FOR) INDIVIDUAL BEARER NOTES. THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165 (j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                             Original Issue Date:

Interest Rate:                                               Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
    (If other than as set forth in the Prospectus Supplement)

Dual Currency Note:                    [ ] Yes (see attached)          [ ] No

    Optional Payment Currency:
    Designated Exchange Rate:

Interest Payment
Dates: Accrue to Pay:                  [ ] Yes                         [ ] No

Indexed Principal Note:                [ ] Yes (see attached)          [ ] No

Interest Rate Reset:  [ ] The Interest Rate may not be changed prior to Stated
                          Maturity.

                      [ ] The Interest Rate may be changed prior to Stated
                          Maturity (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:                       [ ] Yes                         [ ] No

Amortization Schedule:

Optional Redemption:                   [ ] Yes                         [ ] No

Optional Redemption Dates:

Redemption Prices:

Bond Yield to Maturity:         Bond Yield to Call:

Optional Repayment:                    [ ] Yes                         [ ] No

Optional Repayment Dates:    Optional Repayment Prices:

Optional Extension of Stated Maturity: [ ] Yes                         [ ] No

Final Maturity:

Discount Note:                         [ ] Yes                         [ ] No

Total Amount of OID:            Yield to Maturity:

Renewable Note:                        [ ] Yes (see attached)          [ ] No

Initial Maturity Date:

            Special Election Interval (if applicable):

            Amount (if less than entire principal amount) as to which election may be exercised:

If the Specified Currency of this Note is Pounds sterling, the following applies: This instrument constitutes

                                [ ] commercial paper

                                [ ] a shorter term debt security

                                [ ] a longer term debt security

issued in accordance with regulations made under section 4 of the Banking Act 1987. The issuer of this Note is Citigroup Global Markets Holdings Inc., which is not an authorized institution or a European authorized institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulation
1997). Repayment of the principal and payment of any interest or premium in connection with this Note has not been guaranteed.

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

         CITIGROUP GLOBAL MARKETS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein and (b) accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at the Interest Rate shown above from the Original Issue Date shown above or from the most recent date to which interest has been paid or duly provided for, annually in arrears (unless otherwise set forth herein or in the pricing supplement attached hereto or delivered herewith) on the Interest Payment Dates specified on the face of this Note or in the pricing supplement attached hereto or delivered herewith and at Stated Maturity, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof; but, in the case of principal, only after exchange of this Note for interests in a Permanent Global Note, as provided herein and in the Indenture (as defined on the reverse hereof) and, in the case of interest due on or before the exchange of this Note for interests in a Permanent Global Note, any interest payable will be paid to each of Euroclear and Clearstream (as defined below) with respect to that portion of this Note held for its account, but only upon receipt in each case, as of the relevant Interest Payment Date, of a Certificate of Non-U.S. Beneficial Ownership (as defined on the reverse hereof). Each of Euroclear and Clearstream will undertake in such circumstances to credit such interest received by it in respect of this Note to the respective accounts having an interest therein. Unless otherwise specified herein or in the pricing supplement attached hereto or delivered herewith, interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months or, in the case of an incomplete month, the number of days elapsed.

         For purposes of this Note, "Business Day" means: (i) with respect to any Registered Note, any day that is not a Saturday or Sunday and that, in The City of New York, is not a day on which banking institutions generally are authorized or obligated by law or executive order to close; (ii) with respect to Registered Notes having a specified currency other than U.S. dollars only, other than Registered Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; (iii) with respect to Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "TARGET Business Day"); and (iv) with respect to any determination by the exchange rate agent (as defined below) of an exchange rate pursuant to notes having a specified currency other than U.S. dollars, any such day on which banking institutions and foreign exchange markets settle payments in New York City and London (an "Exchange Rate Business Day").

         As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, and Zurich, respectively.

         The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior

Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

         If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

         The principal hereof and any premium and interest hereon are payable by the Company in the Specified Currency shown above. If the Specified Currency shown above is other than U.S. dollars, the Company will arrange to convert all payments in respect hereof into U.S. dollars in the manner described on the reverse hereof. The Holder hereof may, if so indicated above, elect to receive all payments in respect hereof in the Specified Currency by delivery of a written notice to the Trustee not later than fifteen calendar days prior to the applicable payment date. Such election will remain in effect until revoked by written notice to the Trustee received not later than fifteen calendar days prior to the applicable payment date. If the Company determines that the Specified Currency is not available for making payments in respect hereof due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions or within the international banking community, then the Holder hereof may not so elect to receive payments in the Specified Currency, and any such outstanding election shall be automatically suspended, and payments shall be in U.S. dollars, until the Company determines that the Specified Currency is again available for making such payments.

         This Note will be deposited with a common depositary in London (the "Depositary") for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream International ("Clearstream"), for credit to the accounts designated by or on behalf of the purchasers hereof. On or after the 40th day following the issuance of this Note, beneficial interests in this Note will be exchangeable for interests in a definitive Global Security in bearer form, without Coupons attached (a "Permanent Global Note"), in a denomination equal to the aggregate principal amount of all interests in this Note so exchanged, only upon receipt (at such time or in connection with an Interest Payment Date prior to such day) of a Certificate of Non-U.S. Beneficial Ownership. Each Permanent Global Note will be deposited with the Depositary for credit to the account or accounts designated by or on behalf of the beneficial owner or owners thereof. The beneficial owner of a Bearer Note represented by an interest in a Permanent Global Note may, upon 30 days' notice to the Trustee given through either Euroclear or Clearstream, exchange such interest for one or more individual Bearer Notes, with appropriate Coupons attached, in any authorized denomination or denominations. References herein to "Bearer Notes" shall, except where otherwise indicated, include interests in a Permanent Global Note as well as individual Bearer Notes and any appurtenant Coupons. Upon any exchange of any portion of this Note for an interest in a Permanent Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

         Except as otherwise provided herein or in the Indenture, until exchanged in whole for an interest in a Permanent Global Note, this Note shall in all respects be entitled to the same benefits and be subject to the same terms and conditions of and the Company shall be subject to the same restrictions as those contained on the Permanent Global Note and in the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

         This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), or its successor, as Trustee.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                      CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                      By_________________________________
                                           Authorized Officer

[Seal]

                                      Attest_______________________________
                                           Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

         This is one of the Notes issued under the within-mentioned Indenture.

Dated:

                                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                        (formerly BANKERS TRUST COMPANY),
                                        as Trustee

                                      By______________________________
                                         Authorized Signatory

                              (REVERSE OF SECURITY)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                              TEMPORARY GLOBAL NOTE
                                  REPRESENTING
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                                  (FIXED RATE)

General

         This Note represents one or more Bearer Notes having the same Original Issue Date and otherwise identical in terms of a series of a duly authorized issue of securities of the Company designated as specified in the title hereof, and issued and to be issued in either registered or bearer form under an indenture dated as of December 1, 1988 (the "Indenture"), between the Company and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee (the "Trustee"). This Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are incorporated herein by reference mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company, the Holder hereof and the Holders of the Bearer Notes represented hereby as if fully set forth herein. Capitalized terms used in this Note that are defined in the Indenture or the Permanent Global Note and are not otherwise defined herein shall have the meanings assigned to them therein.

         Except as set forth on the Permanent Global Note, the principal hereof and any premium and interest hereon will be paid by the Company in such coin or currency as specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"), at the office of any paying agent located outside the United States as the Company may appoint from time to time (the "Paying Agents").

         As used herein, a "Certificate of Non-U.S. Beneficial Ownership" is a certificate, in the form adopted by the Company, as to beneficial ownership by persons other than United States persons or as to other qualifying ownership by or through financial institutions in compliance with applicable U.S. Treasury regulations.

         This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

         All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              SCHEDULE OF EXCHANGES

         The following exchanges of a portion of this Note for interests in a Permanent Global Note and the following payments of interest in respect of this Note have been made.

                                            Principal
                                              Amount
 Date of                                   Exchanged for              Remaining
Exchange or                               an Interest in              Principal              Notation made
 Interest                Interest          a Permanent                Amount of              on behalf of
 Payment                   Paid            Global Note                this Note               the Trustee
-----------              --------         --------------              ---------              -------------
_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

BEARER                                                   PRINCIPAL AMOUNT
NO. FL___                                                OR FACE AMOUNT
                                                         $_______________
                                                         CUSIP:__________

               CITIGROUP GLOBAL MARKETS HOLDINGS INC.                COMMON CODE
                              TEMPORARY GLOBAL NOTE
                                  REPRESENTING
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                           (FLOATING OR INDEXED RATE)

         THIS SECURITY IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR AN INTEREST IN A PERMANENT GLOBAL NOTE, WITHOUT COUPONS, REPRESENTING (AND EXCHANGEABLE FOR) INDIVIDUAL BEARER NOTES. THE RIGHTS ATTACHING TO THIS NOTE AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR A PERMANENT GLOBAL NOTE ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

         UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL BEARER NOTES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

         ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165 (j) AND 1287 (a) OF THE INTERNAL REVENUE CODE.

         IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE UNITED STATES FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES.

Issue Price:                                             Original Issue Date:

Initial Interest Rate:                                       Stated Maturity:

Specified Currency (If other than U.S. dollars):

Authorized Denominations:
     (If other than as set forth in the Prospectus Supplement)

      Dual Currency Note:           [ ] Yes (see attached)     [ ] No

      Optional Payment Currency:
      Designated Exchange Rate:

Base Rate:    [ ] CD Rate           [ ] Commercial Paper Rate  [ ] Federal Funds
                                                                   Rate
              [ ] LIBOR Telerate    [ ] LIBOR Reuters          [ ] Treasury Rate
              [ ] Treasury Rate     [ ]  Prime Rate
                  Constant Maturity
              [ ] Eleventh District                            [ ] EURIBOR
                  Cost of Funds Rate

                                    [ ] Other (see attached)

Interest Reset Period                                           Index Maturity:
or Interest Reset Dates:

Interest Payment
Dates: Accrue to Pay:               [ ] Yes                    [ ] No

Indexed Principal Note:             [ ] Yes (see attached)     [ ] No


Floating Rate:                      [ ] Indexed                [ ](see attached)
                                        Interest Rate:

Spread Multiplier:                                          Spread (+/-):

Spread Reset:         [ ] The Spread or Spread Multiplier may
                          not be changed prior to Stated Maturity.

                      [ ] The Spread or Spread Multiplier may be changed prior
                           to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                                   Minimum Interest Rate:

Inverse Floating Rate Note:         [ ] Yes (see attached)     [ ] No

          Initial Fixed Interest Rate: Reset Fixed Reference Rate

Floating Rate / Fixed Rate Note:       [ ] Yes (see attached)         [ ] No


Amortizing Note:                       [ ] Yes                        [ ] No

          Amortization Schedule:

Optional Redemption:                   [ ] Yes                        [ ] No

          Optional Redemption Dates:

          Redemption Prices:

Bond Yield to Maturity:                Bond Yield to Call:

Optional Repayment:                    [ ] Yes                        [ ] No

          Optional Repayment Dates:    Optional Repayment Prices:

Optional Extension of                  [ ] Yes                        [ ] No
Stated Maturity:

          Final Maturity:

Discount Note:                         [ ] Yes                        [ ] No

          Total Amount of OID:         Yield to Maturity:

Renewable Note:                        [ ] Yes (see attached)         [ ] No


          Initial Maturity Date:

                   Special Election Interval (if applicable):

                  Amount (if less than entire principal amount)
                     as to which election may be exercised:

If the Specified Currency of this Note is Pounds sterling, the following applies: This instrument constitutes

                               [ ] commercial paper
                               [ ] a shorter term debt security
                               [ ] a longer term debt security

issued in accordance with regulations made under section 4 of the Banking Act 1987. The issuer of this Note is Citigroup Global Markets Holdings Inc., which is not an authorized institution or a

European authorized institution (as such terms are defined in the Banking Act 1987 (Exempt Transactions) Regulation 1997). Repayment of the principal and payment of any interest or premium in connection with this Note has not been guaranteed.

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

         CITIGROUP GLOBAL MARKETS HOLDINGS INC., a corporation duly organized and existing under the laws of the State of New York (herein referred to as the "Company"), for value received hereby promises to pay to bearer, upon presentation and surrender hereof (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof or in the pricing supplement attached hereto or delivered herewith, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) accrued interest on the Principal Amount then outstanding (or, in the case of an Indexed Principal Note, the Face Amount then outstanding): (i) if this is a Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions hereof, (ii) if this is an Indexed Rate Note, at a rate determined by reference to an Index as described herein, (iii) if this is an Inverse Floating Rate Note, at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Inverse Floating Rate, as determined in accordance with the provisions hereof, or (iv) if this is a Floating Rate / Fixed Rate Note, at a rate determined as described herein, until, in each case, the Principal Amount or the Face Amount then outstanding is paid or duly provided for in accordance with the terms hereof; but, in the case of principal, only after exchange of this Note for interests in a Permanent Global Note, as provided herein and in the Indenture (as defined on the reverse hereof) and, in the case of interest due on or before the exchange of this Note for interests in a Permanent Global Note, any interest payable will be paid to each of Euroclear and Clearstream (as defined below) with respect to that portion of this Note held for its account, but only upon receipt in each case, as of the relevant Interest Payment Date, of a Certificate of Non-U.S. Beneficial Ownership (as defined on the reverse hereof). Each of Euroclear and Clearstream will undertake in such circumstances to credit such interest received by it in respect of this Note to the respective accounts having an interest therein.

         For purposes of this Note, "Business Day" means: (i) with respect to any Bearer Note, any day that is not a Saturday or Sunday and that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of the Euro shall be Brussels, Belgium) and (ii) if the Base Rate specified above is LIBOR, a London Banking Day. "London Banking Day means any day on which dealings in deposits in the Specified Currency are transacted in the London interbank market; (iii) with respect to Bearer Notes having any determination by the exchange rate agent (as defined below) of an exchange rate pursuant to notes having a specified currency other than U.S. dollars, a day on which banking institutions and foreign exchange markets settle payments in the City of New York and London (an "Exchange Rate Business Day"); (iv) with respect to Bearer Notes having a specified currency other than U.S. dollars only, other than Bearer Notes denominated in Euros, any day that, in the principal financial center (as defined below) of the country of the specified currency, is not a day on which banking institutions generally are authorized or obligated by law to close; and (v) with respect to EURIBOR Notes and Notes denominated in Euros, a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer ("TARGET") System is open (a "Target Business Day").

         The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

         As used above, a "principal financial center" means the capital city of the country issuing the specified currency. However, with respect to U.S. dollars, Australian dollars, Canadian dollars, and Swiss francs, the principal financial center shall be The City of New York, Sydney, Toronto, and Zurich, respectively.

         If this Note is an Amortizing Note as shown on the face hereof or in the pricing supplement attached hereto or delivered herewith, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an Index (as described above).

         This Note will be deposited with a common depositary in London (the "Depositary") for Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), and Clearstream International ("Clearstream"), for credit to the accounts designated by or on behalf of the purchasers hereof. On or after the 40th day following the issuance of this Note, beneficial interests in this Note will be exchangeable for interests in a definitive Global Security in bearer form, without Coupons attached (a "Permanent Global Note"), in a denomination equal to the aggregate principal amount of all interests in this Note so exchanged, only upon receipt (at such time or in connection with an Interest Payment Date prior to such day) of a Certificate of Non-U.S. Beneficial Ownership. Each Permanent Global Note will be deposited with the Depositary for credit to the account or accounts designated by or on behalf of the beneficial owner or owners thereof. The beneficial owner of a Bearer Note represented by an interest in a Permanent Global Note may, upon 30 days' notice to the Trustee given through either Euroclear or Clearstream, exchange such interest for one or more individual Bearer Notes, with appropriate Coupons attached, in any authorized denomination or denominations. References herein to "Bearer Notes" shall, except where otherwise indicated, include interests in a Permanent Global Note as well as individual Bearer Notes and any appurtenant Coupons. Upon any exchange of any portion of this Note for an interest in a Permanent Global Note, the portion of the principal amount hereof so exchanged shall be endorsed by the Trustee on the Schedule of Exchanges hereto, and the principal amount hereof shall be reduced for all purposes by the amount so exchanged.

         Except as otherwise provided herein or in the Indenture, until exchanged in whole for an interest in a Permanent Global Note, this Note shall in all respects be entitled to the same benefits and be subject to the same terms and conditions of and the Company shall be subject to the same restrictions as those contained on the Permanent Global Note and in the Indenture.

         REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF AND IN ANY PRICING SUPPLEMENT ATTACHED HERETO OR DELIVERED HEREWITH, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

         This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), or its successor, as Trustee.

         IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.

                                     By_____________________________________
                                          Authorized Officer

[Seal]
                                     Attest_________________________________
                                          Assistant Secretary

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Notes issued under the within-mentioned Indenture.

Dated:

                                     DEUTSCHE BANK TRUST COMPANY
                                       AMERICAS (formerly BANKERS TRUST
                                       COMPANY), as Trustee

                                     By_____________________________________
                                        Authorized Signatory

                              (REVERSE OF SECURITY)

                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                              TEMPORARY GLOBAL NOTE
                                  REPRESENTING
                     MEDIUM-TERM SUBORDINATED NOTE, SERIES E
                   DUE NINE MONTHS OR MORE FROM DATE OF ISSUE
                           (FLOATING OR INDEXED RATE)

         This Note represents one or more Bearer Notes having the same Original Issue Date and otherwise identical in terms of a series of a duly authorized issue of securities of the Company designated as specified in the title hereof, and issued and to be issued in either registered or bearer form under the Senior Debt Indenture dated as of December 1, 1988 (the "Indenture"), between the Company and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee (the "Trustee"). This Note is governed by the terms and conditions of the Permanent Global Note to be issued in exchange for this Note, which terms and conditions are incorporated herein by reference mutatis mutandis and, except as otherwise provided herein, shall be binding on the Company, the Holder hereof and the Holders of the Bearer Notes represented hereby as if fully set forth herein. Capitalized terms used in this Note that are defined in the Indenture or the Permanent Global Note and are not otherwise defined herein shall have the meanings assigned to them therein.

         Except as set forth on the Permanent Global Note, the principal hereof and any premium and interest hereon will be paid by the Company in such coin or currency as specified above as at the time of payment shall be legal tender for the payment of public and private debts (the "Specified Currency"), at the office of any paying agent located outside the United States as the Company may appoint from time to time (the "Paying Agents").

         As used herein, a "Certificate of Non-U.S. Beneficial Ownership" is a certificate, in the form adopted by the Company, as to beneficial ownership by persons other than United States persons or as to other qualifying ownership by or through financial institutions in compliance with applicable U.S. Treasury regulations.

         This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                              SCHEDULE OF EXCHANGES

         The following exchanges of a portion of this Note for interests in a Permanent Global Note and the following payments of interest in respect of this Note have been made.

                                           Principal
                                            Amount
  Date of                                 Exchanged for               Remaining
Exchange or                               an Interest in              Principal              Notation made
 Interest                Interest          a Permanent                Amount of              on behalf of
 Payment                   Paid            Global Note                this Note              the Trustee
 ----------              --------         --------------              ----------             -------------
_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________

_____________           __________        _________________          ______________          _____________